                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                WAIVER LETTER AND
                                 AMENDMENT NO. 6
                                       TO
                                CREDIT AGREEMENT

        This WAIVER LETTER AND AMENDMENT NO. 6 TO CREDIT AGREEMENT (this "Agreement and Amendment"), made as of March 31, 2003, among OGLEBAY NORTON COMPANY ("Borrower"), the banking institutions named in Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks" and individually, "Bank"), KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Banks ("Agent"), BANK ONE, MICHIGAN (now known as Bank One, NA), as syndication agent ("Syndication Agent") and THE BANK OF NOVA SCOTIA, as documentation agent ("Documentation Agent").

                                   WITNESSETH:

        WHEREAS, Borrower, the Banks, Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, and as subsequently amended by that certain Amendment No. 1 to Credit Agreement and Waiver, dated as of June 30, 2001, Amendment No. 2 to Credit Agreement and Waiver, dated as of November 9, 2001, Amendment No. 3 to Credit Agreement, dated as of December 24, 2001, Amendment No. 4 to Credit Agreement, dated as of October 23, 2002, and Amendment No. 5 to Credit Agreement, dated as of January 8, 2003 (as so amended from time to time, the "Credit Agreement"), pursuant to which the Banks have made certain loans and other financial accommodations available to Borrower;

        WHEREAS, Borrower has advised the Agent that Borrower may violate one or more of the financial covenants contained in Section 5.7 of the Credit Agreement as of and for the period ending March 31, 2003 (the "Financial Covenant Violations");

        WHEREAS, subject to the terms and conditions hereof, the Banks and the Agent are willing to temporarily waive: (i) the Events of Default set forth in
Section 7.2 (the "Designated Events of Default") of the Credit Agreement which will occur by reason of the Financial Covenant Violations and (ii) the exercise of rights and remedies under the Credit Agreement with respect to such Designated Events of Default; and

        WHEREAS, the parties also desire to amend certain provisions of the Credit Agreement as set forth herein and the Banks which are signatories hereto constitute the "Majority Banks" required to so amend the Credit Agreement pursuant to Section 10.3 thereof;

        NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and the Banks hereby agree as follows:

1.      DEFINED TERMS.

        Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby.

2.      AGREEMENT TO WAIVE.

        Notwithstanding the occurrence or continuation of the Designated Events of Default, subject to satisfaction of the conditions precedent set forth in
Section 5 hereof, the Designated Events of Default are hereby waived in accordance with the Credit Agreement from the date of occurrence thereof until and including June 15, 2003 (the "Waiver Expiration Date") and the Banks and the Agent will not exercise rights and remedies under the Credit Agreement and the other Loan Documents as a result of the occurrence of such Designated Events of Default until after the Waiver Expiration Date. Nothing contained in this Agreement and Amendment shall prejudice any rights or remedies the Banks or the Agent may have, or the right of the Banks and the Agent to exercise any such rights and remedies, prior to the Waiver Expiration Date with respect to Events of Default (whether now existing or hereafter occurring and including any violation of Section 5.7A) other than the Designated Events of Default. Moreover, nothing contained in this Agreement and Amendment shall prejudice any rights or remedies the Banks or the Agent may have, or the right of the Banks or the Agent to exercise any such rights and remedies, with respect to any Events of Default (including the Designated Events of Default) after the Waiver Expiration Date. The obligations of the Banks shall be governed only by, and shall remain subject only to, the terms of the Credit Agreement and the other Loan Documents except that, by reason of the execution of this Agreement and Amendment, the Designated Events of Default shall not, prior to the Waiver Expiration Date, limit Borrower's ability to obtain Loans and Letters of Credit otherwise available under the Credit Agreement.

3.      AMENDMENT TO THE CREDIT AGREEMENT.

        3.1 Amendment to Article I. Article I, Definitions, is amended as follows: (x) new definition "Amendment No. 6 Closing Date," shall be added to
Article I and inserted therein in appropriate alphabetical order, to read as set forth below and (y) paragraph (a) of the definition of "Applicable Margin" and the first clause of paragraph (b) of such definition shall each be amended to read as set forth below:

        "Amendment No. 6 Closing Date" shall mean date on which the "Effective Date" (as such term is defined in Section 5 of that certain Waiver Letter and Amendment No. 6 to Credit Agreement, dated as of March 31, 2003) occurs.

        "Applicable Margin" shall mean:

                (a) for the period commencing on the Amendment No. 6 Closing Date until and including August 15, 2003, (i) four hundred fifty (450) basis points for LIBOR Loans, and (ii) two hundred twenty (225) basis points for Prime Rate Loans, and . . .

                (b)     commencing August 16, 2003, . . .

        3.2 Amendment to Section 5.3. Section 5.3 of the Credit Agreement is hereby amended as follows: (w) with respect to fiscal quarter ending March 31, 2003 only, paragraph (a) of Section 5.3 shall be amended so that financial statements with respect to such fiscal quarter shall be required to be released to the public and delivered to each Bank on May 1, 2003 and such financial statements with respect to such fiscal quarter (with any adjustments made to such

                                        2
                       Amendment No.6 to Credit Agreement
financial statements) shall be disclosed in the Borrower's 10Q and delivered to each Bank by May 15, 2003, (x) with respect to fiscal quarter ending March 31, 2003 only, paragraph (c) of Section 5.3 shall be amended so that the Borrower shall be required to deliver to each Bank on May 1, 2003 calculations of the financial covenants set forth in Section 5.7A (rather than Section 5.7) of the Credit Agreement which calculations shall be based on the financial statements delivered to the Banks on May 1, 2003 and certified by a Financial Officer of the Borrower (subject to such adjustments as are made to the financial statements included in the 10Q filed for March 31, 2003), (y) with respect to fiscal quarter ending March 31, 2003 only, paragraph (c) of Section 5.3 shall be further amended so that the Borrower shall be required to deliver to each Bank on May 15, 2003 a Compliance Certificate and calculations of the financial covenants set forth in Section 5.7A (rather than Section 5.7) of the Credit Agreement which calculations shall be based on the financial statements delivered to the Banks on May 15, 2003 and certified by a Financial Officer of the Borrower, (z) paragraph (g) thereof shall be amended to delete the word "and" following such paragraph (g) and to add the word "and" after paragraph (h) thereof and (zz) new paragraph (i) shall be added to Section 5.3 to read as set forth below:

                (i) On or prior to May 30, 2003, a comprehensive business plan for fiscal years 2003 and 2004, the form, detail and substance of which shall be satisfactory to the Agent and the Banks.

        3.3 Temporary Financial Covenants. From and after the Amendment No. 6 Closing Date until and including the Waiver Expiration Date, Section 5 of the Credit Agreement shall be amended to add Section 5.7A to read as set forth below (the terms of Section 5.7 as in effect prior to this Agreement and Amendment shall become again effective on and after June 16, 2003):

        SECTION 5.7     TEMPORARY FINANCIAL COVENANTS

                (a) LEVERAGE RATIO. The Companies shall not suffer or permit at any time the Leverage Ratio to exceed 6.90 to 1.00 on March 31, 2003 through and including June 15, 2003.

                (b) SENIOR SECURED DEBT RATIO. The Companies shall not suffer or permit at any time the ratio of: (x) Total Senior Funded Indebtedness to the extent such Indebtedness is a secured obligation (but, excluding for purposes hereof, the Indebtedness evidenced by the 2002 Senior Secured Fund Notes) to (y) Consolidated Pro-Forma EBITDA to be greater than 4.05 to 1.00 on March 31, 2003 through and including June 15, 2003, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

                (c) INTEREST COVERAGE. The Companies shall not suffer or permit at any time the ratio of: (x) Consolidated Pro-Forma EBITDA to
        (y) Consolidated Pro-Forma Interest Expense (less non cash amortized financing and FAS 133 costs to the extent included in Consolidated Pro-Forma Interest Expense in accordance with GAAP) to be less than 1.40 to 1.00 on March 31, 2003 through and including June 15, 2003, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

                (d) CASH-FLOW COVERAGE. The Companies shall not suffer or permit at any time the ratio of: (x) Consolidated Pro-Forma Cash Flow to
        (y) Consolidated Pro-Forma

                                        3
                       Amendment No.6 to Credit Agreement

        Fixed Charges (excluding from Pro-Forma Fixed Charges for purposes of calculating compliance with this covenant, amounts payable with respect to the Revolving Loans and the Term Loans (as defined in the Loan Agreement) to be less than 0.90 to 1.00 on March 31, 2003 through and including June 15, 2003, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

                (e) NET WORTH. The Companies shall not suffer or permit Consolidated Net Worth at any time, based upon the Consolidated financial statements of the Companies for the most recently completed fiscal quarter, to fall below the current minimum amount required, which current minimum amount required shall be as of March 31, 2003, an amount equal to $98,643,000; provided, however, that (i) any non-cash impact to Consolidated Net Worth related to FAS 142 shall be excluded in calculating Borrower's compliance with this covenant and (ii) any potential non-cash impact associated with the extinguishment of Indebtedness (as a result of the issuance of the 2002 Senior Secured Fund Notes and the required repayment of a portion of the Revolving Credit Loans) as indicated pursuant to EITF 96.19/SFAS 140 shall likewise be excluded in calculating Borrower's compliance with this covenant.

                (f) MINIMUM CONSOLIDATED PRO-FORMA EBITDA. The Companies shall not suffer or permit at any time Consolidated Pro-Forma EBITDA to be less than $62,500,000 on March 31, 2003 through and including June 15, 2003, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

                (g) Minimum Revolving Credit Availability. The Companies shall at all times maintain a Revolving Credit Availability of not less than $3,500,000 on March 31, 2003 through and including June 15, 2003.

        3.4 Amendment to Section 7.2. Section 7.2 of the Credit Agreement is hereby amended to add therein a reference to "5.7A" after the reference to "5.7".

4.      REPRESENTATIONS AND WARRANTIES.

        Borrower hereby represents and warrants as follows:

        4.1 The Agreement and Amendment. This Agreement and Amendment has been duly and validly executed by an authorized executive officer of Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. The execution, delivery, and performance of this Agreement and Amendment, the Credit Agreement (as amended hereby), and the other Loan Documents to which Borrower is a party are within Borrower's corporate powers, have been duly authorized, and are not in contravention of Law or the terms of Borrower's Certificate of Incorporation or By-Laws or any indenture (including the Indenture) or other document or instrument evidencing borrowed money or any other agreement or undertaking to which Borrower is a party or by which it or its property is bound.

        4.2 Claims and Defenses. As of the date of this Agreement and Amendment, neither Borrower nor any of the Companies has any defenses, claims, counterclaims or setoffs with respect to the Credit Agreement, the Loan Documents or any obligations thereunder or with respect to any actions of Agent, the Syndication Agent, the Documentation Agent, the Banks or

                                        4
                       Amendment No.6 to Credit Agreement
any of their respective officers, directors, shareholders, employees, agents or attorneys, and Borrower irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases Agent, the Syndication Agent, the Documentation Agent, the Banks, and each of their respective officers, directors, shareholders, employees, agents and attorneys, from the same.

        4.3 Credit Agreement; Status of Credit Agreement. The Credit Agreement, as amended by this Agreement and Amendment, remains in full force and effect and remains the valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as expressly limited hereby. As of the date of this Agreement and Amendment, the representations and warranties of Borrower set forth in the Credit Agreement are true and correct with the same force and effect as if made on and as of such date except to the extent that any thereof expressly relate to an earlier date.

        4.4 Nonwaiver. The execution, delivery, performance and effectiveness of this Agreement and Amendment shall not, except as provided in
Article 2 of this Agreement and Amendment, operate, be deemed to be, or be construed to be a waiver: (i) of any right, power or remedy of Agent, the Syndication Agent, the Documentation Agent, or any Bank under the Credit Agreement or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, except as provided in Article 2 of this Agreement and Amendment, none of the provisions of this Agreement and Amendment shall constitute, be deemed to be or construed to be: (i) a waiver of any Event of Default under the Credit Agreement as previously amended and as further amended by this Agreement and Amendment or (ii) a revocation of any prior written waivers of any Events of Default thereunder.

        4.5 Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Agreement and Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as previously amended and as further amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as previously amended and as further amended hereby.

5.      CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT AND AMENDMENT.

        This Agreement and Amendment shall become effective as of the time (the "Effective Date") on which each of the following conditions precedent shall have been fulfilled:

        5.1 Waiver Letter and Amendment No. 6 to Credit Agreement. Agent shall have received from Borrower and Banks constituting Majority Banks (as determined by the Agent) an original counterpart of this Agreement and Amendment, executed and delivered by a duly authorized officer of Borrower and each such Bank, as the case may be.

        5.2 Waiver Letter and Amendment No. 6 to Loan Agreement. Agent shall have received from Borrower and Banks constituting Majority Banks an original counterpart of the Waiver Letter and Amendment No. 6 to Loan Agreement, in form and substance acceptable to Agent, executed and delivered by a duly authorized officer of Borrower and each such Bank, as the case may be.

                                        5
                       Amendment No.6 to Credit Agreement

        5.3 Acknowledgment of Guarantors. Agent shall have received the Acknowledgment of Guarantors, attached hereto, executed and delivered by a duly authorized officer of each of the Guarantors.

        5.4 Independent Business Consultant. An independent business consultant, which has a recognized reputation for working with financial situations comparable to Borrower's and with industries consistent with Borrower's industry segments and which is otherwise acceptable to the Agent as a matter of sound credit policy, shall have been retained by Borrower pursuant to a written engagement the form, scope and substance of which shall be satisfactory to the Agent.

        5.5 Agreement and Amendment Fee. Agent shall have received, for the benefit of each Bank (including Agent in its capacity as a Bank) approving and executing both this Agreement and Amendment and the Waiver Letter and Amendment No. 6 to Loan Agreement, a one time fee in the amount of ten (10.00) basis points multiplied by the sum of the Revolving Credit Commitment of such Bank plus the Term Loan Commitment Amount (as defined in the Loan Agreement) of such Bank.

        5.6 Opinion Concerning Agreement and Amendment. Agent shall have received an opinion of counsel to Borrower and its subsidiaries, in form and substance satisfactory to the Agent, as to the authorization, due execution and delivery, and enforceability by and against Borrower and the Subsidiaries thereof which are parties to this Agreement and Amendment.

6.      MISCELLANEOUS.

        6.1 Governing Law. This Agreement and Amendment has been delivered and accepted at and shall be deemed to have been made at Cleveland, Ohio. This Agreement and Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to principles of conflict of law, and all other laws of mandatory application.

        6.2 Severability. Each provision of this Agreement and Amendment shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

        6.3 Counterparts. This Agreement and Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

                           [Signature Page to Follow]

                                        6
                       Amendment No.6 to Credit Agreement

        IN WITNESS WHEREOF, Borrower has caused this Waiver Letter and Amendment No. 6 to Credit Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

Address:    North Point Tower                OGLEBAY NORTON COMPANY
            1001 Lakeside Avenue,            By:
            15th floor                           -------------------------------
            Cleveland, Ohio 44114-1151       Name:  Julie A. Boland
            Attention:  Treasurer                  -----------------------------
                                             Title: Chief Financial Officer
                                                   -----------------------------


Address:    Key Center                       KEYBANK NATIONAL ASSOCIATION,
            127 Public Square                as a Bank and as Agent
            Cleveland, Ohio  44114-1306
            Attention:  Large Corporate      By:
            Banking Division                    --------------------------------
                                             Name:  Thomas J. Purcell
                                                  ------------------------------
                                             Title: Sr. Vice President
                                                   -----------------------------


Address:    611 Woodward Avenue              BANK ONE, NA (formerly known as
            Detroit, Michigan  48226         One, Michigan) Bank
            Attention:  Large Corporate
            Banking Division                 By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


Address:    600 Peachtree Street             THE BANK OF NOVA SCOTIA
            Suite 2700
            Atlanta, Georgia  30308          By:
            Attention:  Large Corporate         --------------------------------
            Banking Division                 Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                       S-1
                       Amendment No.6 to Credit Agreement

Address:    500 Woodward Avenue, 9th Fl.     COMERICA BANK
            Detroit, Michigan 48226
            Attention:  Large Corporate      By:
            Banking Division                    --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

Address:    231 S. LaSalle Street            BANK OF AMERICA, N.A.
            Chicago, Illinois 60697
            Attention:  Ronald A. Prince     By:
            Banking Division                    --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


Address:    111 West Monroe, 10W             HARRIS TRUST AND SAVINGS BANK
            Chicago, Illinois  60603
            Attention:  Large Corporate      By:
            Banking Division                    --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


Address:    975 Euclid Avenue                THE HUNTINGTON NATIONAL BANK
            Cleveland, Ohio  44115
            Attention:  Large Corporate      By:
            Banking Division                    --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


Address:    6 High Ridge Park                GE CAPITAL CFE, INC.
            Building 6C, Mail Stop 4097-203
            Stamford Ct, 06927-5100          By:
            Attention:  Commercial Finance      --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


Address:    1900 East Ninth Street           NATIONAL CITY BANK
            Cleveland, Ohio  44114
            Attention:  Large Corporate      By:
            Banking Division                    --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


Address:    250 West Huron                   JPMORGAN CHASE BANK
            Cleveland, Ohio  44113
            Attention:  Large Corporate      By:
            Banking Division                    --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                       S-2
                       Amendment No.6 to Credit Agreement

Address:    1404 East Ninth Street           FIFTH THIRD BANK
            Cleveland, Ohio  44114
            Attention:  Large Corporate      By:
            Banking Division                    --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


Address:    1350 Euclid Avenue               U. S. BANK, NATIONAL ASSOCIATION
            Cleveland, Ohio                  (f\k\a Firstar Bank National
            Attention: Commercial            Association)
            Banking Division                 By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


Address:    1185 Avenue of the Americas      FLEET NATIONAL BANK
            New York, New York 10036
            Attention:  Manhattan            By:
            Commercial                          --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


Address:    110 South Stratford Road         BRANCH BANKING & TRUST CO.
            Suite 301
            Winston-Salem, NC 27104          By:
            Attention:  Large Corporate         --------------------------------
            Banking Division                 Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                       S-3
                       Amendment No.6 to Credit Agreement

                          ACKNOWLEDGMENT OF GUARANTORS

        Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Waiver Letter and Amendment No. 6 to Credit Agreement as of the date first above written. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment, the Security Agreement and any other Loan Document to which any of the undersigned is a party shall remain in full force and effect and be unaffected hereby.

                        ONCO Investment Company
                        Oglebay Norton Management Company
                        Oglebay Norton Industrial Sands, Inc.
                        Oglebay Norton Terminals, Inc.
                        Oglebay Norton Engineered Materials, Inc.
                        Michigan Limestone Operations, Inc.
                        Global Stone Corporation (successor by merger to
                                 Oglebay Norton Acquisition Company)
                        Global Stone Tenn Lutrell Company
                        Global Stone Chemstone Corporation
                        Global Stone St. Clair, Inc.
                        Global Stone Management Company
                        Global Stone Filler Products Company
                        Global Stone James River, Inc.
                        GS PC, Inc.
                        Oglebay Norton Minerals, Inc.
                        Oglebay Norton Specialty Minerals, Inc.
                        ON Coast Petroleum Company
                        ON Marine Services Company
                        ONCO WVA, Inc.
                        ONTEX, Inc.
                        Saginaw Mining Company
                        Erie Navigation Company
                        Erie Sand and Gravel Company
                        Erie Sand Steamship Co.
                        Mountfort Terminal, Ltd.
                        Serve-All Concrete, Inc.
                        S & J Trucking, Inc.

                        By:
                           -------------------------------------------
                               Rochelle F. Walk, as Vice President and
                               Secretary of each of the companies listed above.

                        Texas Mining, LP, by its General Partner
                        ONTEX, Inc.

                               By:
                                  ------------------------------------
                                       Rochelle F. Walk
                                       Vice President and Secretary

                        Global Stone PenRoc, LP, by its General Partner, GS PC, Inc,.

                               By:
                                  ------------------------------------
                                       Rochelle F. Walk
                                       Vice President and Secretary

                                       S-4
                       Amendment No.6 to Credit Agreement

                        Oglebay Norton Marine Services Company, L.L.C., by its Member ON Marine Services Company

                               By:
                                  ------------------------------------
                                       Rochelle F. Walk
                                       Vice President and Secretary

                        Oglebay Norton Marine Management Company, LLC.
                        by its member Oglebay Norton Marine Services Company, L.L.C.

                               By:
                                  ------------------------------------
                                       Rochelle F. Walk
                                       Vice President and Secretary

                        Global Stone Portage, LLC by its member

                        ---------------------------------

                               By:
                                  ------------------------------------
                                       Rochelle F. Walk
                                       Vice President and Secretary

                                       S-5
                       Amendment No. 6 to Credit Agreement

                                   Schedule 3
                       Amendment No. 6 to Credit Agreement